SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 7, 2000
                                                           ------------


                               CYTOGEN CORPORATION
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    000-14879                   22-2322400
        --------                    ---------                   ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
    of Incorporation)              File Number)              Identification No.)

600 College Road East, CN5308
        Princeton, NJ                                             08540-5308
        -------------                                             ----------
    (Address of Principal                                         (Zip Code)
      Executive Offices)



       Registrant's telephone number, including area code: (609) 750-8200
                                                          ----------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

     On July 7, 2000, Cytogen Corporation ("Cytogen"), a Delaware corporation, Cytogen Acquisition Corp. ("Cytogen Acquisition"), a Delaware corporation and a wholly-owned subsidiary of Cytogen, and Advanced Magnetics, Inc. ("Advanced Magnetics"), a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement"). The information contained in the joint press release of Cytogen and Advanced Magnetics, dated July 10, 2000, attached as
Exhibit 99.1 hereto is incorporated herein by this reference.
------------

     Under the terms of the Merger Agreement, and subject to the conditions set forth therein (including approval by the stockholders of Advanced Magnetics), Cytogen Acquisition will be merged with and into Advanced Magnetics (the "Merger"). At the effective time of the Merger, the separate existence of Cytogen Acquisition will cease to exist and Advanced Magnetics will continue as the surviving corporation and as a wholly-owned subsidiary of Cytogen. In exchange for their shares of common stock, par value $.01 per share, the stockholders of Advanced Magnetics will receive shares of Cytogen common stock, par value $.01 per share. The number of shares of Cytogen common stock exchanged for each share of Advanced Magnetics common stock will be equal to $8.75 divided by the average closing price of Cytogen common stock for the twenty (20) trading days ending three (3) days prior to the closing of the Merger. The number of shares of Cytogen common stock exchanged per share of Advanced Magnetics common stock will not, however, be less than 0.7566 shares or more than 1.0237 shares. In addition, Cytogen will assume all outstanding options to purchase Advanced Magnetics common stock and will assume all purchase rights outstanding under Advanced Magnetics' employee stock purchase plan.

     The Merger Agreement contains customary representations and warranties on the part of both parties and the consummation of the Merger is subject to customary closing conditions.

     If the Merger is consummated, Advanced Magnetics common stock will be deregistered under the Securities Exchange Act of 1934, as amended, and delisted from the American Stock Exchange.

     In connection with the Merger, certain stockholders holding approximately 20% of Advanced Magnetics' voting power entered into voting agreements pursuant to which such stockholders have agreed to vote their shares in favor of, among other things, the adoption of the Merger Agreement and the approval of the Merger.

     Statements contained in this Report on Form 8-K that are not historical facts may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectation contained in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the stockholders of Advanced Magnetics to adopt the Merger Agreement, the risk that the businesses of Cytogen and Advanced Magnetics will not be integrated successfully, failure to gain FDA approval for the marketing of Combidex and other risks identified in each of Cytogen's and Advanced Magnetics' Securities and Exchange Commission filings.

ITEM 7. EXHIBITS.

        (c)     Exhibits.
                --------

        Exhibit No.                                Description
        -----------                                -----------

           99.1                   Press  Release  of  Cytogen  Corporation   and
                                  Advanced Magnetics, Inc., dated July 10, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION


                                        By: /s/ Joseph Reiser
                                           -------------------------------------
                                           H. Joseph Reiser, Ph.D.
                                           President and Chief Executive Officer

Dated:   July 14, 2000

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------

   99.1 Press Release of Cytogen Corporation and Advanced Magnetics, Inc., dated July 10, 2000.

                                                                    Exhibit 99.1




Contacts:
Richard W. Krawiec, Cytogen Corporation             Jerome  Goldstein,  Advanced
Vice President, Investor Relations                    Magnetics, Inc.
and Corporate Communications                        Chairman and Chief Executive
609-750-8289                                          Officer
                                                    617-497-2070 ext. 3030

                      CYTOGEN TO ACQUIRE ADVANCED MAGNETICS

          STRATEGIC MERGER STRENGTHENS CYTOGEN'S ONCOLOGY PRESENCE, AS
            WELL AS PROVIDING PRODUCT, TECHNOLOGY AND CASH RESOURCES

PRINCETON,  NJ and CAMBRIDGE,  Ma - July 10, 2000 - Cytogen Corporation (Nasdaq:
CYTO) and Advanced Magnetics, Inc. (AMEX: AVM) today jointly announced that they have entered into a definitive merger agreement under which Cytogen will acquire Advanced Magnetics, a developer of novel diagnostic pharmaceuticals for use in magnetic resonance imaging (MRI). The transaction represents a strategic step for Cytogen to broaden its oncology franchise, which it intends to leverage through its proteomics business and the development of products using its prostate specific membrane antigen (PSMA) technology. The two companies believe that this stock-for-stock transaction, which includes products, technology, and cash assets, is in the best interests of the shareholders of both companies and provides the combined company with the following benefits:

o The acquisition broadens Cytogen's medical oncology presence and strengthens its position in the area of cancer staging and detection, in which Cytogen currently markets two products, ProstaScint(R), a prostate cancer imaging agent, and OncoScint CR/OV(R), an imaging agent for ovarian and colorectal cancers.
o Advanced Magnetics' near-term product, Combidex(R), a MRI contrast agent for the detection of lymph node metastases, has produced promising clinical results and creates the potential for an enhanced revenue stream. The U.S. Food and Drug Administration (FDA) recently issued an approvable letter with respect to Combidex, following a priority review.
o The combined company plans to utilize Cytogen's oncology sales and marketing organization for the expected launch of Combidex in the first half of 2001.
o At March 31, 2000, Advanced Magnetics had $19.5 million in cash and marketable securities. The enhanced cash position created by the merger secures development resources and provides leverage to other areas of the combined business, including prostate cancer diagnostics and therapeutics based on PSMA technology and Cytogen's AxCell Biosciences proteomics subsidiary.
o The combined development teams, which have been responsible for a total of five FDA approved products to date, will apply their expertise to obtaining and maintaining regulatory approvals and accelerating the commercial introduction of product candidates in the pipeline. One such product candidate is Advanced Magnetics' next-generation imaging agent, Code 7228, which is scheduled to enter Phase II clinical development later this year. Code 7228 is being developed for oncology and magnetic resonance angiography applications.

o Cytogen gains cutting-edge, iron oxide-based imaging technology as well as a state-of-the-art manufacturing facility, and a patent portfolio consisting of 25 U.S. patents and additional U.S. and foreign pending patent applications. Cytogen plans to use Advanced Magnetics' Cambridge, Massachusetts, GMP facility for fill, finish, and distribution of two of Cytogen's existing products, ProstaScint and OncoScint CR/OV imaging agents.

Under  the  terms  of the  agreement,  Cytogen  will  acquire  all  of  Advanced
Magnetics' outstanding stock in a tax-free, stock-for-stock transaction structured as a pooling of interests. Advanced Magnetics' shareholders will receive $60 million in shares of Cytogen common stock. Each outstanding Advanced Magnetics common share will be converted into $8.75 market value of Cytogen common shares, subject to a collar on the price of Cytogen common stock ranging from $8.55 to $11.56. The transaction is subject to approval by Advanced Magnetics' shareholders and is expected to close in the third quarter of 2000.

"By growing Cytogen via a strategic, synergistic acquisition, we are aiming to leverage the value of our existing assets and expertise to increase shareholder value," said H. Joseph Reiser, Ph.D., Cytogen's Chief Executive Officer. "This acquisition fits well with our continuing strategy to introduce specialized cancer products that aid physicians in the diagnosis and staging of various cancers using novel physiological targeting approaches. Since lymph nodes are often the first sites to which cancer spreads from the primary tumor, such staging information is critical in making the best treatment decisions. The Advanced Magnetics acquisition goes hand in glove with our present prostate cancer product and related development efforts, and their near-term product, Combidex, could allow us to build a leading company in lymph-node-based cancer staging and diagnosis. We estimate that in the broader oncology field there are over 800,000 cancer patients in the United States who may benefit from lymph node imaging."

"Advanced Magnetics' working capital should provide the combined company with ready funding for the commercialization of Combidex, assuming final approval is granted," added Dr. Reiser. "With the combined expertise of the two management teams, we believe that we could be in a stronger position to accelerate other corporate goals related to the development of immunotherapies, the acquisition of new products, and the further acceleration of our proteomics initiative at our wholly owned subsidiary, AxCell BioSciences."

"Cytogen provides a logical strategic fit for Advanced Magnetics' products and personnel," said Jerome Goldstein, Chairman and CEO of Advanced Magnetics. "Advanced Magnetics' technology and products have the potential to achieve greater market penetration under the Cytogen umbrella than they do alone. Therefore, I believe that the combination of the two companies is in the best interests of both groups of shareholders. In addition, the timing of this transaction is ideal. We recently received an initial action letter from the FDA indicating that our Combidex MRI contrast agent for imaging of metastatic lymph nodes was 'approvable,' subject to certain conditions being satisfied. We believe the combined company will be well positioned to launch and market this product to oncologists upon anticipated final approval, given our combined experience in the oncology marketplace with metastatic cancer detection and Cytogen's recent deployment of a dedicated oncology sales force."

UBS Warburg LLC and SG Cowen Securities Corporation acted as the financial advisors to Cytogen Corporation and Advanced Magnetics, respectively.

Cytogen Corporation is an established biopharmaceutical company in Princeton, NJ, with two principal lines of business, proteomics and oncology. The Company is extending its expertise in antibodies and molecular recognition to the development of new products and a proteomics-driven drug discovery platform. The Company has established a pipeline of product candidates based on its proprietary antibody and prostate specific membrane antigen, or PSMA, technologies. The Company, with Progenics Pharmaceuticals, Inc., has formed a joint venture focusing on the development of cancer immunotherapies based on PSMA technology. The Company's cancer management franchise currently comprises three marketed FDA-approved products: ProstaScint(R), used to image the extent and spread of prostate cancer; OncoScint CR/OV(R), a diagnostic imaging agent for colorectal and ovarian cancer; and Quadramet(R), for the relief of cancer-related bone pain. The Company's wholly owned subsidiary, AxCell Biosciences Corporation, is developing a proprietary protein pathway database as a drug discovery and development tool for the pharmaceutical and biotechnology industries. For additional information on Cytogen, visit the Company's web sites at www.cytogen.com and www.axcellbio.com.

Advanced  Magnetics,  Inc.  is a  biopharmaceutical  company,  with  offices  in
Cambridge, MA, and Princeton, NJ, dedicated to the development and commercialization of pharmaceutical products for the diagnosis and treatment of cancer and other diseases. Feridex I.V.(R), the Company's contrast agent used in MRI for the detection of liver lesions, is currently marketed in the United States, Japan, western Europe, Argentina, Israel, China and South Korea. GastroMARK(R), for use in conjunction with MRI to distinguish the loops of the bowel from other abdominal structures, is marketed in the United States and western Europe. An approvable letter has been received from the U.S. Food and Drug Administration for the Company's third product, Combidex, for use in MRI to aid diagnosis of lymph node disease. The Company's Research and Development efforts include Code 7228 for use in oncology applications as well as MR angiography. For additional information on Advanced Magnetics, visit the Company's web site at www.advancedmagnetics.com.

This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on managements' current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained in the forward-looking statements. The forward-looking statements in this release include statements addressing the following subjects: expected date of closing the acquisition; future financial and operating results; timing and benefits of acquisition; expected regulatory approval and marketing of Combidex; and enhanced product development efforts.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the Advanced Magnetics' shareholders to adopt the agreement providing for Cytogen's acquisition of Advanced Magnetics; the risk that the businesses of Cytogen and Advanced Magnetics will not be integrated successfully; and other economic, business, competitive and/or regulatory factors affecting Advanced Magnetics' and Cytogen's businesses, the ability to satisfy the conditions specified for final approval of

Combidex for imaging of lymph nodes and to resolve the final labeling for Combidex with the FDA.

More detailed information about these factors is set forth in Advanced Magnetics' and Cytogen's filings with the Securities and Exchange Commission, including Advanced Magnetics' Annual Report on Form 10-K for the fiscal year ended September 30, 1999, Cytogen's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, their most recent Quarterly Reports on Form 10-Q and Cytogen's Current Reports on Form 8-K. Advanced Magnetics and Cytogen are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise.

Investors and security holders are advised to read the proxy statement/prospectus regarding the business combination transaction referenced in the foregoing information when it becomes available, because it will contain important information. The proxy statement/prospectus will be filed with the Securities and Exchange Commission by Advanced Magnetics, Inc. and Cytogen Corporation. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by Advanced Magnetics and Cytogen at the Commission's web site at http://www.sec.gov. The proxy statement/prospectus and such other documents may also be obtained from Advanced Magnetics or from Cytogen by directing such request to Advanced Magnetics, Inc., Attention: Corporate Secretary, 61 Mooney Street, Cambridge, MA 02138, telephone: (617) 497-2070; or Cytogen Corporation: Corporate Secretary, 600 College Road East, CN 5308, Princeton, NJ 08540, telephone: (609) 750-8200.

Advanced Magnetics and certain other persons referred to below may be deemed to be participants in the solicitation of proxies of Advanced Magnetics' shareholders to adopt the agreement providing for Cytogen's acquisition of Advanced Magnetics. The participants in the solicitation may include the directors and executive officers of Advanced Magnetics, who may have an interest in the transaction, including as a result of holding shares or options of Advanced Magnetics. A detailed list of the names and interests of Advanced Magnetics' directors and executive officers is contained in Advanced Magnetics' Proxy Statement for its most recent Annual Meeting, which may be obtained without charge at the Commission's web site at http://www.sec.gov.

                                       ###